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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 2002


                        ENTERPRISE PRODUCTS PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

          Delaware                      1-14323                 76-0568219
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)


        2727 North Loop West
          Houston, Texas                                         77008
(Address of principal executive offices)                       (Zip Code)


                                 (713) 880-6500
              (Registrants' telephone number, including area code)


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ITEM 5.           OTHER EVENTS.

         On May 15, 2002, Enterprise Products Partners L.P. completed a two-for-one split of its Common Units, Subordinated Units and Class A Special Units. Accordingly, Enterprise is revising its consolidated financial statements and the notes thereto to retroactively reflect the effects of the two-for-one split.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.

         23.1     Consent of Deloitte & Touche LLP

         99.1 Enterprise Products Partners L.P. Audited Annual Financial Statements for the fiscal year ended December 31, 2001, as revised to retroactively reflect the effects of a May 15, 2002 two-for-one split of its Common Units, Subordinated Units and Class A Special Units.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ENTERPRISE PRODUCTS PARTNERS L.P.


                                      By:   Enterprise Products GP, LLC,
                                            as General Partner




Date:    September 27, 2002                 By: /s/ Michael J. Knesek
                                               -------------------------------
                                               Michael J. Knesek
                                               Vice President, Controller and
                                               Principal Accounting Officer of
                                               Enterprise Products GP, LLC

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION
-------           -------------------
23.1              Consent of Deloitte & Touche LLP

99.1              Enterprise Products Partners L.P. Audited Annual Financial
                  Statements


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